Property, plant and equipment	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about property, plant and equipment [abstract]
Property, plant and equipment
3.3 Property, plant and equipment

(CHF in millions)	Leasehold improvements	Trade tools	Production equipment	Furniture and fixtures	Other	Total

Cost as of January 1, 2024	61.2	13.6	21.7	19.9	18.1	134.5
Accumulated Depreciation as of January 1, 2024	(11.6)	(7.5)	(12.3)	(3.4)	(6.2)	(41.0)
Net book value as of January 1, 2024	49.6	6.1	9.4	16.5	11.9	93.6

Twelve-month period ended December 31, 2024
Opening net book value	49.6	6.1	9.4	16.5	11.9	93.6
Additions	35.1	0.9	10.7	11.2	7.2	65.1
Disposals	(0.5)	—	—	(0.2)	(0.1)	(0.7)
Depreciation	(14.1)	(2.9)	(8.4)	(4.0)	(3.6)	(33.1)
Exchange difference	1.5	0.2	—	0.6	—	2.3
Net book value as of December 31, 2024	71.7	4.3	11.8	24.1	15.4	127.2

Cost as of December 31, 2024	97.3	14.9	32.4	31.5	25.0	201.2
Accumulated Depreciation as of December 31, 2024	(25.7)	(10.6)	(20.7)	(7.4)	(9.6)	(74.0)
Net book value as of December 31, 2024	71.7	4.3	11.8	24.1	15.4	127.2

Twelve-month period ended December 31, 2025
Opening net book value	71.7	4.3	11.8	24.1	15.4	127.2
Additions	34.2	0.6	24.1	6.8	3.5	69.2
Disposals	(0.3)	(0.4)	(0.1)	(0.4)	(0.1)	(1.2)
Impairment	(0.5)	—	—	(0.2)	—	(0.8)
Depreciation	(18.3)	(1.9)	(10.1)	(4.3)	(3.7)	(38.2)
Exchange difference	(5.0)	(0.3)	—	(1.6)	(0.5)	(7.4)
Net book value as of December 31, 2025	81.7	2.3	25.7	24.5	14.6	148.8

Cost as of December 31, 2025	124.0	11.3	53.3	35.7	27.3	251.6
Accumulated Depreciation as of December 31, 2025	(42.3)	(9.0)	(27.7)	(11.2)	(12.7)	(102.8)
Net book value as of December 31, 2025	81.7	2.3	25.7	24.5	14.6	148.8
Additions of CHF 69.2 million for the year ended December 31, 2025 primarily comprised leasehold improvements and furniture and fixtures for new retail stores and regional offices, as well as production equipment for our Lightspray production machines.

During the years ended December 31, 2025 and December 31, 2024, non-cash additions of property, plant and equipment amounted to CHF 0.0 million and CHF 4.6 million respectively.

Other is comprised of IT equipment and fixed assets that are not yet in use. As of December 31, 2025, fixed assets that are not yet in use amounted to CHF 7.9 million (December 31, 2024: CHF 7.3 million).

Accounting policies
Property, plant and equipment ("PPE") is stated at cost less accumulated depreciation and any impairment losses. Costs include expenditures that are directly attributable to the acquisition of the asset. Leasehold improvements include costs incurred to enhance and expand offices, own retail stores and showrooms.

Depreciation is primarily calculated on a straight-line basis over the expected useful life of the individual assets or asset categories:
•Leasehold improvements: 3 to 8 years (or the lease term, whichever is shorter)
•Trade tools (e.g. point-of-sale): 3 years
•Production equipment (e.g. molds at the factory sites and machines): 2 years
•Furniture and fixtures: 5 to 8 years
•Other: 3 to 8 years

For certain production equipment related to Lightspray, depreciation is calculated using the units of production method.

At each reporting date, the residual values, useful lives and method of depreciation are reviewed and adjusted prospectively, if applicable. Furthermore, On assesses whether there is any indication that an asset may be impaired. If any such indication exists, the recoverable amount (being the higher of fair value less cost of disposal or value in use) of the individual asset is determined. If the recoverable amount is lower than the carrying amount, an impairment loss is recognized in the consolidated statements of income.

PPE is derecognized upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss arising on derecognition is included in the income statement.